GOLDMAN SACHS ETF TRUST

Goldman Sachs Access Treasury 0-1 Year ETF

(the “Fund”)

Supplement dated August 29, 2019 to the

Statement of Additional Information (“SAI”) dated December 28, 2018, as supplemented to date

Effective immediately, the Fund’s SAI is modified as follows:

The following replaces in its entirety the second paragraph under the “Creations and Redemptions” section:

For orders received in proper form before 12:00 p.m., Eastern time on a given Business Day (“NAV 1 Order”), the Goldman Sachs Access Treasury 0-1 Year ETF will effect deliveries as follows, in each case on the same Business Day (“T+0”): (i) Creation Units by 3:00 p.m., Eastern time (for transactions for which the Authorized Participant (as defined below) has advanced full collateral) or by 6:00 p.m., Eastern time (for transactions for which the Authorized Participant has not advanced full collateral); and (ii) redemption proceeds by 3:00 p.m., Eastern time (by 5:30 p.m., Eastern time for certain Authorized Participants). For orders received in proper form on or after 12:00 p.m., Eastern time on a given Business Day (“NAV 2 Order”), the Fund will effect deliveries as follows, in each case on the next Business Day (“T+1”): (i) Creation Units by 6:00 p.m., Eastern time; and (ii) redemption proceeds by 3:00 p.m., Eastern time (by 5:30 p.m., Eastern time for certain Authorized Participants).

Although Creation Units and redemption proceeds will normally be delivered as described above, Creation Units or redemption proceeds may be delayed longer than one day under certain circumstances, namely: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the NAV of Shares of the Fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC may by order permit for shareholder protection; or (6) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws. Any such suspension or postponement described above will be consistent with the Fund’s obligations under Section 22(e) of the Investment Company Act.

This Supplement should be retained with your SAI for future reference.

ACCESSETFOPSSAISTK 07-19